Exhibit 99.1

Kopin Corporation Versus BlueRadios Inc. Update

WESTBOROUGH, Mass. – Kopin Corporation (NASDAQ: KOPN), a leading provider of application-specific optical systems and high-performance microdisplays for defense, training, enterprise, industrial, consumer and medical products, announced that on September 5, 2025, a post-trial order was entered in the U.S. District Court for the District of Colorado in the matter of BlueRadios, Inc. v. Kopin Corporation, Inc. finding for the plaintiff, BlueRadios, Inc. and awarding approximately $19.7 million in damages but denying a permanent injunction and prejudgment interest.

“This court order marks a significant reduction in damages versus the jury recommendations and denies BlueRadios’ unfounded request for an injunction, affirming there is no risk to current or future customer orders. We continue to believe however that this monetary judgment is unsupported and at odds with governing law. We look forward to filing our appeal and resolving this issue as we continue our strategic and global growth initiatives” stated Michael Murray, Kopin’s Chief Executive Officer.

Forward-Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements may include statements with respect there being no risk to current or future customer orders and by denying BlueRadios’ unfounded request for an injunction; our belief that the monetary judgment is unsupported and at odds with governing law; and our expectation of an appeal. Various factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements, including without limitation our ability to produce thermal weapons displays in adequate quantities to meet projected demand, the outcome of any litigation and other factors beyond our control. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 28, 2024, or as updated from time to time our Securities and Exchange Commission filings.

About Kopin

Kopin Corporation is a leading developer and provider of innovative display, and application-specific optical solutions sold as critical components and subassemblies for defense, enterprise, professional and consumer products. Kopin’s portfolio includes microdisplays, display modules, eyepiece assemblies, image projection modules, and vehicle mounted and head-mounted display systems that incorporate ultra-small high-resolution Active Matrix Liquid Crystal displays (AMLCD), Ferroelectric Liquid Crystal on Silicon (FLCoS) displays, MicroLED displays (µLED) and Organic Light Emitting Diode (OLED) displays, a variety of optics, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com. Kopin is a trademark of Kopin Corporation.

Follow us on LinkedIn, X and Facebook.

Contact Information

Brian M. Prenoveau, CFA

MZ Group – MZ North America

KOPN@mzgroup.us

561-489-5315

Lightspeed PR Contact

Grace Halvorsen

Lightspeed PR/M

Kopin@lightspeedpr.com

###